UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

  Date of report (Date of earliest event reported):  May 20, 2016

BEACON ROOFING SUPPLY, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-50924	36-4173371
(Commission File Number)	(IRS Employer
Identification No.)

505 Huntmar Park Drive, Suite 300
Herndon, VA	20170
(Address of Principal Executive Offices)	(Zip Code)

(571) 323-3939
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d) Election of Director

On May 20, 2016, the Board of Directors (the “Board”) of Beacon Roofing Supply, Inc. (the “Company”) set the size of the Board at nine members, and, upon the recommendation of its Nominating and Corporate Governance Committee, appointed Philip Knisely as a director to serve until the Company’s 2017 annual meeting of shareholders. Mr. Knisely previously served as a director designated by CD&R Roadhouse Holdings, L.P., a former stockholder of the Company, but has not been re-appointed pursuant to any arrangement or understanding.

Mr. Knisely will be compensated for his services in accordance with the Company’s compensation program for non-employee directors set forth on page 41 of the Company’s 2016 proxy statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEACON ROOFING SUPPLY, INC.

Date: May 26, 2016	By:	/s/ JOSEPH M. NOWICKI
JOSEPH M. NOWICKI
Executive Vice President & Chief Financial Officer